1933 Act File No. 333-84624
1940 Act File No. 811-21046

Van Eck Funds, Inc.

Supplement dated September 22, 2006 ("Supplement")
to the Prospectus and Statement of Additional Information
dated May 1, 2006

     This Supplement updates certain information contained in the above-dated Prospectus and Statement of Additional Information for Van Eck Funds, Inc. (the “Trust”) regarding the Mid Cap Value Fund (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-826-2333 or by visiting the Van Eck website at www.vaneck.com.

Portfolio Manager Changes

     Kathy O’Connor and Jeffrey D. Sanders have resigned as portfolio managers to the Fund. Therefore, all references to Kathy O’Connor and Jeffrey D. Sanders in each of the Prospectus and Statement of Additional Information are hereby deleted.

     1. The “Portfolio Managers” section of each of the Prospectus and Statement of Additional Information is amended to delete the biographies of Kathy O’Connor and Jeffrey D. Sanders and to include the biographies of Joan M. Sabella and Tony Elavia as follows:

Joan M. Sabella Ms. Sabella has been a Director of the Sub-Adviser since December 2000. In addition to the Fund, Ms. Sabella also manages proprietary mutual funds for the Sub-Adviser. From 1978 to 2000, Ms. Sabella worked at Towneley Capital Management, Inc. Ms. Sabella has been a member of the Financial Planning Association since 1995 and the Association for Investment Management Research (AIMR) since 2002. She holds a B.B.A. from Baruch College, is a Certified Financial Planner, and a Chartered Retirement Planning Counselor.

Tony Elavia Mr. Elavia is a Senior Managing Director at the Sub-Adviser, and also is Chief Investment Officer of Equity Investors Group, a division of the Sub-Adviser. In addition to the Fund, Mr. Elavia also manages proprietary mutual funds for the Sub-Adviser. Prior to joining the Sub-Adviser in 2004, Mr. Elavia spent five years as a Managing Director and Senior Portfolio Manager of the Large Cap Growth team of Putnam Investments in Boston, Massachusetts. Mr. Elavia holds a Ph.D. and M.A. in Economics from the University of Houston and a M.S. and B.C. from the University of Baroda in Vadodara, India.

     2. The “Other Accounts Managed by the Portfolio Managers” section of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Name of	Number of	Total Assets in	Total Assets in	Total	Accounts/Total
Portfolio	Accounts	Accounts	Accounts	Assets in	Assets where
Manager	Managed	Managed	Managed	Other	Advisory Fee is
	Outside the	within	within Other	Accounts	Based on
	Van Eck	Registered	Pooled	Managed	Performance
	Mutual Fund	Investment	Investment
	Complex	Companies	Vehicles

Joan	32	$3.09 billion	None	$615	6/$349 million
Sabella				million

Tony	31	$2.68 billion	None	$509	6/$349 million
Elavia				million

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